Exhibit 99.2

December 5, 2019 Q2 FY 2020 Earnings Conference Call

2 Safe Harbor and Basis of Presentation Forward - Looking Statement Safe Harbor - This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticip ate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, statements about st rat egic growth priorities, and statements about growth potential across the Company’s business and the ability to deliver growth and value creation and cash generation co ntained in this presentation are forward - looking statements. The Company has based these forward - looking statements on its current expectations, assumptions, estimates a nd projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only pre dictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward - looking statements involve risks and uncertaintie s, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control, that may cause its business, strategy o r a ctual results to differ materially from the forward - looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS distributes; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; cybersecurity breaches and other d isr uptions to our IT systems; our recently announced executive management transitions; variations in the performance of the financial markets, including the credit mark ets ; the risk that acquisitions will not be integrated successfully; the risk of customer attrition; our ability to efficiently manage and control our costs; and other f act ors described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic reports filed with the SEC. In addition, the statem ents in this presentation are made as of December 5, 2019. The Company undertakes no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing the Comp any’s views as of any date subsequent to December 5, 2019. Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial perform anc e and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete und ers tanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures o f n et income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the U nit ed States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measures and a reconciliation of these non - GAAP measures to the most dir ectly comparable GAAP measures.

3 Q2 Fiscal 2020 Highlights GMS delivered strong performance in its second quarter of fiscal 2020 Net sales in Q2 2020 increased 3.4% to $861.9 million; Organic net sales growth of 2.7% » Wallboard sales increased 4.8% (4.0% organic) » Ceilings sales increased 3.7% (1.7% organic) » Steel framing sales increased 0.3% (down 0.6% organic) » Other product sales increased 3.0% (3.1% organic) Reported net income of $29.1 million, or $0.68 per diluted share, up 17.0% Adjusted net income (1) of $42.7 million, or $1.00 per diluted share, up 11.6% Adjusted EBITDA (1) increased 3.2% to $89.9 million, or 10.4% of sales Results driven by strong volume in the US, where demand conditions remain solid, while managing softness in Canada We continue to see healthy end markets with favorable demand in the US; Canadian single - family market remains soft but showing signs of potential stabilization Opened one greenfield location in Wilsonville, Oregon; subsequent to quarter end, closed acquisition of Rigney Building Supplies LTD in Kingston, Ontario Reduced net leverage to 3.5 times through strong free cash flow (1) generation (1) For a reconciliation of Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly com parable GAAP metrics, see Appendix.

4 Q2 Fiscal 2020 Performance Net Sales & Mix $833.8 $861.9 $0 $300 $600 $900 Fiscal Q2 2019 Fiscal Q2 2020 40% 14% 16% 30% ▪ Net sales growth of 3.4% ▪ Organic net sales growth of 2.7% ▪ Wallboard: + 4.0% organic (Volume + 6.4%/Price & Mix - 2.4%) ▪ Ceilings: + 1.7% organic (Volume + 1.4%/Price & Mix + 0.3%) ▪ Steel: - 0.6% organic (Volume + 10.3%/ Price & Mix - 10.9%) ▪ Other: + 3.1% organic ▪ ~ 4% organic sales growth in the US partially offset by ~ 6% organic sales decline in Canada Gross Profit & Margin Net Sales ($ mm) $268.2 $284.5 32.2% 33.0% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% 23.5% 24.0% 24.5% 25.0% 25.5% 26.0% 26.5% 27.0% 27.5% 28.0% 28.5% 29.0% 29.5% 30.0% 30.5% 31.0% 31.5% 32.0% 32.5% 33.0% 33.5% 34.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q2 2019 Fiscal Q2 2020 Gross Profit Gross Margin ▪ Gross Profit up 6.1% as a result of higher sales, both organically and from acquisitions ▪ Gross margin of 33.0% increased 80 bps from last year due to net favorable price - cost dynamics, acquisition - related purchasing synergies and product mix 41% 14% 16% 29%

5 SG&A and Adjusted SG&A (1) Q2 Fiscal 2020 Performance ▪ Reported SG&A was $200.5 million (23.3% of sales) in Q2 2020 and $185.3 million (22.2% of sales) in Q2 2019 ▪ Adjusted SG&A was $195.4 million (22.7% of sales) in Q2 2020 and $181.6 million (21.8% of sales) in Q2 2019 ▪ Adjusted SG&A as % of sales increased by 90 bps year over year as a result of: ▪ Year - over - year decline in the selling price of certain products ▪ Continuing inflationary cost pressures ▪ Ongoing investments in greenfields and business initiatives Net Income, Adjusted Net Income & Adjusted EBITDA (1) ▪ Reported net income was $29.1 million in Q2 2020 and $24.9 million in Q2 2019 ▪ Adjusted net income was $42.7 million in Q2 2020 and $38.3 million in Q2 2019 ▪ Adjusted EBITDA of $89.9 million up 3.2% year over year ▪ Adjusted EBITDA margin of 10.4% compares to 10.5% a year ago Adj. SG&A ($ mm) Adj. EBITDA ($ mm) 7.9% 9.4% (1) For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. $181.6 $195.4 21.8% 22.7% 20.0% 20.5% 21.0% 21.5% 22.0% 22.5% 23.0% $0 $50 $100 $150 $200 Fiscal Q2 2019 Fiscal Q2 2020 Adj. SG&A Adj. SG&A % $87.1 $89.9 10.5% 10.4% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% $0 $50 $100 Fiscal Q2 2019 Fiscal Q2 2020 Adj. EBITDA Adj. EBITDA Margin

6 Cash Flow, Liquidity and Net Leverage ▪ YTD FY 2020 cash from operating activities and free cash flow (1) of $69.9 million and $55.3 million, respectively, increased 53.2% and 51.5%, respectively from YTD FY 2019. ▪ Amended ABL facility to increase commitments, extend maturity and improve rate structure ▪ Substantial liquidity, with $36.3 million of cash on hand and an additional $410.4 million available under our revolving credit facilities ▪ First Lien Term Loan represents ~85% of total long term debt and does not mature until 2025 Leverage Summary LTM Net Debt / PF Adjusted EBITDA (2) (1) For a reconciliation of free cash flow to cash provided by operating activities, the most directly comparable GAAP metric, se e A ppendix. (2) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. (3) Net of unamortized discount of $2.3mm, $2.2mm, $2.1mm, $2.0mm and $1.9mm as of October 31, 2018, January 31, 2019, April 30, 201 9, July 31, 2019 and October 31, 2019 respectively. (4) Net of deferred financing costs of $13.1mm, $12.6mm, $12.1mm, $11.6mm and $10.5mm as of October 31, 2018, January 31, 2019, Apri l 30, 2019, July 31, 2019 and October 31, 2019, respectively. (5) Net of unamortized discount of $1.4mm, $1.3mm, $1.2 mm, $1.1mm and $1.3mm as of October 31, 2018, January 31, 2019, April 30, 20 19, July 31, 2019 and October 31, 2019, respectively. Cash from Operations and Free Cash Flow (1) $45.7 $69.9 $36.5 $55.3 0 10 20 30 40 50 60 70 80 YTD 2019 YTD 2020 Cash From Operations Free Cash Flow 3.8 x 3.8 x 3.6 x 3.7 x 3.5 x 10/31/18 1/31/19 4/30/19 7/31/19 10/31/19 ($ mm) 10/31/18 1/31/19 4/30/19 7/31/19 10/31/19 LTM LTM LTM LTM LTM Cash and cash equivalents $53 $74 $47 $24 $36 Asset-Based Revolver $153 $138 $44 $54 $48 First Lien Term Loan (3)(4) 976 975 973 971 920 Capital Lease Obligations 100 105 109 114 117 Installment Notes & Other (5) 15 16 15 22 16 Total Debt $1,245 $1,234 $1,141 $1,161 $1,100 Total Net Debt $1,192 $1,160 $1,094 $1,137 $1,064 PF Adj. EBITDA (2) $310 $305 $302 $305 $308 Total Debt / PF Adj. EBITDA 4.0x 4.0x 3.8x 3.8x 3.6x Net Debt / PF Adj. EBITDA 3.8x 3.8x 3.6x 3.7x 3.5x

7 Expand Share in Core Products Grow Other Products Platform Expansion Capitalize on existing fixed investment in locations and equipment where we’re underpenetrated or below expected share Grow select “Other Product” opportunities outside of core products to diversify and profitably expand our product offering Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Strategic Growth Priorities Profitability/Productivity Leverage our scale and employ technology and best practices to deliver further margin expansion

8 Investment Rationale • A North American market leader in specialty distribution of interior construction products • Significant scale combined with local expertise • Differentiated service model • Multiple levers to drive above - market growth • Capitalizing on large, diverse end markets poised for continued long - term growth • Entrepreneurial culture with dedicated employees and experienced leadership driving superior execution • Proven track record of growth and cash generation • Attractive capital structure and balanced approach to capital allocation

Appendix

Summary Quarterly Financials

(In millions, except per share data) (Unaudited)	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Wallboard Volume (MSF)	985	1,025	912	993	3,915	1,064	1,103
Wallboard Price ($ / '000 Sq. Ft.)	$ 323	$ 327	$ 326	$ 324	$ 325	$ 321	$ 318
Wallboard	$ 318	$ 335	$ 297	$ 322	$ 1,272	$ 342	$ 351
Ceilings	116	118	105	112	452	129	123
Steel framing	129	136	117	125	507	132	136
Other products	215	245	204	221	885	245	252
Net sales	778	834	724	780	3,116	847	862
Cost of sales	533	566	490	523	2,112	574	577
Gross profit	245	268	234	257	1,004	274	284
Gross margin	*31.5%*	*32.2%*	*32.4%*	*32.9%*	*32.2%*	*32.3%*	*33.0%*
Operating expenses:							
Selling, general and administrative expenses	185	185	178	191	739	195	200
Depreciation and amortization	26	31	30	30	117	29	30
Total operating expenses	212	216	208	221	857	224	230
Operating income	33	52	26	36	147	50	55
Other (expense) income:							
Interest expense	(16)	(19)	(20)	(19)	(74)	(18)	(18)
Change in fair value of financial instruments	(6)	(0)	-	-	(6)	-	-
Write-off of discount and deferred financing costs	-	-	-	-	-	-	(1)
Other income, net	1	0	1	1	3	1	1
Total other expense, net	(22)	(19)	(19)	(18)	(77)	(17)	(17)
Income from continuing operations, before tax	11	33	7	18	70	32	37
Income tax expense	3	8	1	2	14	8	8
Net income	$ 9	$ 25	$ 6	$ 17	$ 56	$ 25	$ 29
Business Days	**64**	**65**	**62**	**63**	**254**	**64**	**65**
Net Sales by Business Day	$ 12.2	$ 12.8	$ 11.7	$ 12.4	$ 12.3	$ 13.2	$ 13.3
Beginning Branch Count	214	246	246	249	214	254	259
Added Branches	32	-	3	5	40	5	-
Ending Branch Count	**246**	**246**	**249**	**254**	**254**	**259**	**259**

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
10

Quarterly Cash Flows

($ in millions) (Unaudited)	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Net income	$ 8.7	$ 24.9	$ 5.8	$ 16.6	$ 56.0	$ 24.8	$ 29.1
Non-cash changes & other changes	7.1	45.3	19.8	47.0	119.3	(4.5)	54.1
Changes in primary working capital components:							
Trade accounts and notes receivable	(41.0)	(4.4)	68.6	(36.8)	(13.7)	(23.2)	(6.7)
Inventories	(20.9)	16.4	(7.0)	16.7	5.2	0.0	1.8
Accounts payable	(1.7)	11.2	(27.4)	44.7	26.8	(9.5)	4.0
Cash provided by (used in) operating activities	**(47.8)**	**93.5**	**59.8**	**88.2**	**193.6**	**(12.4)**	**82.4**
Purchases of property and equipment	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)	(5.9)	(8.7)
Proceeds from sale of assets	0.3	0.4	0.3	0.3	1.2	0.2	0.8
Acquisitions of businesses, net of cash acquired	(575.5)	(3.4)	(0.8)	(3.4)	(583.1)	(10.6)	-
Cash (used in) investing activities	**(579.0)**	**(8.4)**	**(4.8)**	**(8.5)**	**(600.7)**	**(16.3)**	**(7.9)**
Cash provided by (used in) financing activities	**627.3**	**(68.7)**	**(33.9)**	**(105.7)**	**419.0**	**5.3**	**(62.4)**
Effect of exchange rates	(0.0)	(0.4)	0.4	(1.0)	(1.0)	0.2	0.1
Increase (decrease) in cash and cash equivalents	0.4	16.0	21.5	(27.0)	10.9	(23.2)	12.1
Balance, beginning of period	36.4	36.8	52.9	74.3	36.4	47.3	24.1
Balance, end of period	**$ 36.8**	**$ 52.9**	**$ 74.3**	**$ 47.3**	**$ 47.3**	**$ 24.1**	**$ 36.3**
Supplemental cash flow disclosures:							
Cash paid for income taxes	$ 1.0	$ 9.5	$ 5.7	$ 3.2	$ 19.4	$ 18.8	$ 6.9
Cash paid for interest	$ 11.0	$ 20.0	$ 14.8	$ 20.7	$ 66.4	$ 17.0	$ 16.6

	1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Cash provided by (used in) operating activities	$ (47.8)	$ 93.5	$ 59.8	$ 88.2	$ 193.6	$ (12.4)	$ 82.4
Purchases of property and equipment	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)	(5.9)	(8.7)
Free cash flow [(1)]	**(51.6)**	**88.1**	**55.6**	**82.8**	**174.8**	**(18.3)**	**73.6**

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
11

12 Q2 Net Sales (1) Organic net sales growth calculation modified to exclude net sales of acquired businesses until first anniversary of acquisit ion date and impact of foreign currency translation. ($ in millions) (Unaudited) FY20 FY19 Reported Organic (1) Organic (1) 856.0$ 833.8$ Acquisitions 8.3 - Fx Impact (2.3) - Total Net Sales 861.9$ 833.8$ 3.4% 2.7% Wallboard 350.6$ 334.7$ 4.8% 4.0% Ceilings 122.8 118.4 3.7% 1.7% Steel Framing 136.2 135.8 0.3% (0.6%) Other Products 252.3 245.0 3.0% 3.1% Total Net Sales 861.9$ 833.8$ 3.4% 2.7% Fiscal Q2 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q19	2Q19	3Q19	4Q19	FY19	1Q20	2Q20
Net Income		$ 8,650	$24,912	$ 5,815	$16,625	$ 56,002	$24,820	$29,138
Add: Interest Expense		16,188	19,182	19,526	18,781	73,677	18,277	17,559
Add: Write off of debt discount and deferred financing fees		-	-	-	-	-	-	707
Less: Interest Income		(236)	203	(10)	(23)	(66)	(12)	(6)
Add: Income Tax Expense		2,836	8,059	1,442	1,702	14,039	7,590	7,927
Add: Depreciation Expense		10,610	11,538	11,919	12,389	46,456	12,422	12,592
Add: Amortization Expense		15,712	19,249	18,301	17,741	71,003	16,853	16,926
EBITDA		$53,760	$83,143	$56,993	$67,215	$ 261,111	$79,950	$84,843
Adjustments								
Stock appreciation rights expense	(A)	334	649	442	1,305	2,730	60	1,267
Redeemable noncontrolling interests	(B)	531	282	(35)	410	1,188	662	(18)
Equity-based compensation	(C)	404	1,094	1,140	1,268	3,906	1,395	2,315
Severance and other permitted costs	(D)	4,836	882	229	2,205	8,152	554	1,394
Transaction costs (acquisition and other)	(E)	4,753	841	1,066	1,198	7,858	972	327
(Gain) loss on disposal of assets		(121)	(173)	(118)	(113)	(525)	(156)	(586)
Effects of fair value adjustments to inventory	(F)	4,129	-	-	47	4,176	151	-
Change in fair value of financial instruments	(G)	6,019	376	-	-	6,395	-	-
Secondary public offerings	(H)	-	-	-	-	-	-	363
Debt transaction costs	(I)	627	51	-	-	678	-	-
Total Add-Backs		$21,512	$ 4,002	$ 2,724	$ 6,320	$ 34,558	$ 3,638	$ 5,062
Adjusted EBITDA (as reported)		$75,272	$87,145	$59,717	$73,535	$ 295,669	$83,588	$89,905

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents one-time costs related to our secondary offerings paid to third party advisors

I. Represents expenses paid to third-party advisors related to debt refinancing activities

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

13

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		2Q20 LTM	2019	2018	2017	2016
Net Income		$ 76,398	$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		74,143	73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		707	-	74	7,103	-
Less: Interest Income		(51)	(66)	(177)	(152)	(928)
Add: Income Tax Expense		18,661	14,039	20,883	22,654	12,584
Add: Depreciation Expense		49,322	46,456	24,075	25,565	26,667
Add: Amortization Expense		69,821	71,003	41,455	43,675	37,548
EBITDA		$ 289,001	$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments						
Stock appreciation rights expense	(A)	3,074	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,019	1,188	1,868	3,536	880
Equity-based compensation	(C)	6,118	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	4,382	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	3,563	7,858	3,370	2,249	3,751
Gain on disposal of assets		(973)	(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	198	4,176	324	946	1,009
Change in fair value of financial instruments	(H)	-	6,395	6,125	382	-
Secondary public offerings	(I)	363	-	1,525	1,385	19
Debt transaction costs	(J)	-	678	1,285	265	-
Total Add-Backs		$ 17,744	$ 34,558	$ 18,582	$ 11,138	$ 12,330
Adjusted EBITDA (as reported)		$ 306,745	$ 295,669	$ 199,258	$ 188,229	$ 138,183
Contributions from acquisitions	(K)	905	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 307,650	$ 302,386	$ 200,538	$ 197,729	$ 150,276

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
14

15 Reconciliation of Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts. C. Diluted shares outstanding for periods prior to June 13, 2019 have been adjusted to include the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company’s common stock. On June 13, 2019, the holders exchanged all of the exchangeable shares for 1.1 million shares of the Company’s common stock. ($ in 000s) 2Q20 2Q19 FY20 FY19 (Unaudited) Income before taxes 37,065$ 32,971$ 69,475$ 44,457$ EBITDA add-backs 5,062 4,002 8,700 25,514 Write-off of debt discount and deferred financing fees 707 - 707 - Purchase accounting depreciation and amortization (A) 12,276 12,399 24,661 24,854 Adjusted pre-tax income 55,110 49,372 103,543 94,825 Adjusted income tax expense 12,400 11,109 23,297 21,336 Adjusted net income 42,710$ 38,263$ 80,245$ 73,490$ Effective tax rate (B) 22.5% 22.5% 22.5% 22.5% Weighted average shares outstanding: Basic 41,761 41,149 41,382 41,121 Diluted (C) 42,635 43,047 42,391 43,125 Adjusted net income per share: Basic 1.02$ 0.93$ 1.94$ 1.79$ Diluted 1.00$ 0.89$ 1.89$ 1.70$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q19	2Q19	3Q19	4Q19	FY2019	1Q20	2Q20
SG&A - Reported		$ 185.4	$ 185.3	$ 178.2	$ 190.6	$ 739.5	$ 194.6	$ 200.5
Adjustments								
Stock appreciation rights expense	(A)	(0.3)	(0.6)	(0.4)	(1.3)	(2.7)	(0.1)	(1.3)
Redeemable noncontrolling interests	(B)	(0.5)	(0.3)	0.0	(0.4)	(1.2)	(0.7)	0.0
Equity-based compensation	(C)	(0.4)	(1.1)	(1.1)	(1.3)	(3.9)	(1.4)	(2.3)
Severance and other permitted costs	(D)	(4.8)	(0.9)	(0.2)	(2.2)	(8.2)	(0.6)	(1.4)
Transaction costs (acquisition and other)	(E)	(4.8)	(0.8)	(1.1)	(1.2)	(7.9)	(1.0)	(0.3)
Gain on disposal of assets		0.1	0.2	0.1	0.1	0.5	0.2	0.6
Secondary public offerings	(F)	-	-	-	-	-	-	(0.4)
Debt transaction costs	(G)	(0.6)	(0.1)	-	-	(0.7)	-	-
SG&A - Adjusted		$ 174.1	$ 181.6	$ 175.5	$ 184.3	$ 715.5	$ 191.1	$ 195.4
% of net sales		*22.4%*	*21.8%*	*24.2%*	*23.6%*	*23.0%*	*22.6%*	*22.7%*

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties.

F. Represents one-time costs related to our secondary offerings paid to third party advisors

G. Represents expenses paid to third-party advisors related to debt refinancing activities

GMS GYPSUM MANAGEMENT & SUPPLY, INC.
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